UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 7, 2009

FEDERAL HOME LOAN BANK OF SEATTLE
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51406	91-0852005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Fourth Avenue, Suite 1800
Seattle, WA 98101-1693
(Address of principal executive offices, including zip code)

(800) 340-2300
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Attached and incorporated herein by reference as Exhibit 99.1 to this Current Report on Form 8-K is a copy of a Member News issued by the Federal Home Loan Bank of Seattle ("Seattle Bank") on August 7, 2009, regarding the Seattle Bank's Capital Classification determination by the Federal Housing Finance Agency ("Finance Agency"). The information being furnished pursuant to Item 7.01 of this Current Report on Form 8-K and contained in Exhibit 99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("the Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.                                              Description

99.1    Member News dated August 7, 2009 regarding the Federal Home Loan Bank of Seattle's Capital Classification determination by the Finance Agency.

The information contained herein contains forward-looking statements. Forward-looking statements are subject to known and unknown risks and uncertainties. Actual performance may differ materially from that expected or implied in forward-looking statements because of many factors. Such factors may include, but are not limited to, changes in general economic and market conditions (including effects on, among other things, mortgage-related securities), the Seattle Bank's ability to meet adequate capital levels (including applicable risk-based capital requirements), regulatory and legislative actions and approvals (determination of the Finance Agency and its Director), business and capital plan adjustments and amendments, demand for advances, changes in our membership profile or the withdrawal of one or more large members, shifts in demand for our products and consolidated obligations, competitive pressure from other Federal Home Loan Banks and alternative funding sources, interest-rate volatility, changes in projected business volumes, our ability to appropriately manage our cost of funds, the cost-effectiveness of our funding, hedging and asset-liability management activities, accounting adjustments or requirements (including changes in assumptions and estimates used in our financial models). Additional factors are discussed in the Seattle Bank's 2008 annual report on Form 10-K and subsequent quarterly reports on Form 10-Q filed with the SEC. The Seattle Bank does not undertake to update any forward-looking statements made in this announcement.

Signature(s)

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Seattle

Date: August 7, 2009	By: /s/ Christina J. Gehrke _ _
Christina J. Gehrke Senior Vice President and Chief Accounting and Administrative Officer

Exhibits

Exhibit No.                                              Description

99.1    Member News dated August 7, 2009 regarding the Federal Home Loan Bank of Seattle's Capital Classification determination by the Finance Agency.